Exhibit 10.1
Lafayette Square Loan Servicing, LLC
PO Box 25250
PMB 13941
Miami, Florida 33102-5250

August 18, 2026
Direct Digital Holdings, LLC
1177 West Loop South, Suite 1310
Houston, TX 77027
Attention: Mark Walker
E-mail: [****]

Eversheds Sutherland (US) LLP
1001 Fannin Street
Suite 3700
Houston, TX 77002
Attention: Phyllis Y. Young
E-mail: PhyllisYoung@eversheds-sutherland.us

Re:    Waiver Letter re Specified Events of Default
Ladies and Gentlemen:
Reference hereby is made to (i) that certain Term Loan and Security Agreement, dated as of December 3, 2021 (as has been and may hereafter be amended, modified or supplemented, the “Loan Agreement”), by and among DIRECT DIGITAL HOLDINGS, LLC, a Texas limited liability company (“DDH”, together with any Person joined as a party thereto as a “Borrower” in accordance with Section 6.12 thereof, and all of their respective permitted successors and assigns, the “Borrowers”), the Guarantors party thereto (together with the Borrowers, the “Credit Parties” and each a “Credit Party”), the financial institutions from time to time party thereto (each a “Lender” and collectively, the “Lenders”), and LAFAYETTE SQUARE LOAN SERVICING, LLC, as agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Agent”), and (ii) that certain Twelfth Amendment and Waiver to Term Loan and Security Agreement, dated as of May 15, 2026, by and among the Credit Parties, Agent and the Lenders party thereto (the “Twelfth Amendment”). Capitalized terms used herein but not specifically defined herein shall have the meanings ascribed to them in the Loan Agreement.
The Credit Parties have advised Agent and Lenders that certain Events of Default have occurred and are continuing under (a) Section 10.3(a) (Noncompliance) of the Loan Agreement due to the failure of the Credit Parties to maintain minimum Unrestricted Cash on the balance sheet of not less than $450,000 at all times as required under Section 6.5(c) (Minimum Unrestricted Cash) of the Loan Agreement, (b) Section 10.3(a) (Noncompliance) of the Loan
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Agreement due to the failure of the Credit Parties to maintain Consolidated Total Leverage Ratio of not more than 3.50 to 1.00 as of June 30, 2026 as required under Section 6.5(a) (Consolidated Total Leverage Ratio) of the Loan Agreement, (c) Section 10.3(a) (Noncompliance) of the Loan Agreement due to the failure of the Credit Parties to maintain Consolidated Fixed Charge Coverage Ratio of not less than 1.25 to 1.00 for the Fiscal Quarter ended June 30, 2026 as required under Section 6.5(b) (Fixed Charge Coverage Ratio) of the Loan Agreement, (d) Section 10.3(a) (Noncompliance) of the Loan Agreement due to the failure of the Credit Parties to maintain minimum Consolidated EBITDA of not less than $200,000 for the Fiscal Quarter ended June 30, 2026 as required under Section 6.5(d) (Minimum Quarterly Consolidated EBITDA) of the Loan Agreement, (e) Section 10.3(a) (Noncompliance) of the Loan Agreement due to the failure of the Credit Parties to enter into definitive documentation and consummate the Refinancing and Preferred Transaction on or before June 30, 2026 as required under Section 6.13 (Refinancing and Preferred Transaction) of the Loan Agreement, (f) Section 5 of the Twelfth Amendment due to the failure of the Credit Parties to pay the fees, interest, costs and expenses required under Section 5 of the Twelfth Amendment when due, (g) Section 10.1 (Nonpayment) of the Loan Agreement due to the failure of the Credit Parties to pay interest on Advances for the months ended May 31, 2026, June 30, 2026, and July 31, 2026, as required under Section 3.1 of the Loan Agreement, and (h) the breach of the representation and warranty in Section 5.7(b) (No Material Adverse Effect; No Default) of the Loan Agreement as a result of the foregoing (such Events of Default, the “Specified Events of Default”).
The Credit Parties have requested that Agent and Lenders waive the Specified Events of Default. Agent and Lenders are willing to and hereby waive the Specified Events of Default, the payment of interest at the Default Rate in connection with the Specified Events of Default (provided, for the avoidance of doubt, this waiver shall not operate as a waiver of the payment of any interest on the Obligations at the Term Loan Rate), and any increase in the Applicable Margin in connection with the Specified Events of Default; provided, further, that the waiver of the payment of interest at the Default Rate and of any increase in the Applicable Margin shall be effective only through and including September 30, 2026. Notwithstanding anything to the contrary herein, the waivers of the Specified Events of Default identified in clauses (a), (e) and (h) set forth in this letter shall be effective only through and including August 31, 2026, and the waivers of the Specified Events of Default identified in clauses (f) and (g) shall be effective only through and including September 30, 2026.
The Credit Parties shall pay (i) all accrued and unpaid interest described in clause (g) above, (ii) all interest on Advances for the month ended August 31, 2026, and (iii) all fees, interest, costs and expenses described in clause (f) above, in each case on or before September 30, 2026.
    By signing below, each Credit Party represents and warrants to Agent and Lenders that, as of the date hereof and after giving effect to this letter, (a) all warranties and representations set forth in the Loan Agreement are true and correct in all material respects (unless already qualified by materiality, in which case true and correct in all respects), except (i) to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, or (ii) the facts on which any of
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them were based have been changed by transactions contemplated or permitted by the Loan Agreement, and (b) no Default or Event of Default has occurred and is continuing. Each Credit Party agrees that the waivers set forth in the preceding paragraph shall be limited to the precise meaning of the words as written therein and shall not be deemed (i) to be a consent to any waiver or modification of any other term or condition of the Loan Agreement or any Other Document or (ii) to prejudice any right or remedy that Agent or Lenders may now have or may in the future have under or in connection with the Loan Agreement or any Other Document other than with respect to the matters for which the waivers in the preceding paragraph have been provided. The waivers described in the preceding paragraph shall not alter, affect, release or prejudice in any way the Credit Parties’ Obligations under the Loan Agreement and Other Documents. For the avoidance of doubt, (i) the waiver of the Specified Event of Default described in clause (g) above (nonpayment of interest) extinguishes only the remedial consequences arising from such Event of Default (including, without limitation, the right to accelerate the Obligations and to exercise remedies under the Loan Agreement and Other Documents) and does not forgive, reduce, release, or defer the Credit Parties’ obligation to pay all accrued and unpaid interest on Advances for the months ended May 31, 2026, June 30, 2026, and July 31, 2026, which amounts remain due and payable in full, and (ii) the waiver of the Specified Event of Default described in clause (f) above does not forgive, reduce, release, or defer the Credit Parties’ obligation to pay all fees, interest, costs and expenses required under Section 5 of the Twelfth Amendment, which amounts remain due and payable in full. For the further avoidance of doubt, the Credit Parties shall be required to comply with Section 6.5(c) (Minimum Unrestricted Cash) of the Loan Agreement at all times on and after September 1, 2026, and the temporary waiver of the Specified Event of Default described in clause (a) above shall not be construed as excusing compliance with such covenant after August 31, 2026. No consent described herein shall be construed as establishing a course of conduct on the part of Agent and Lenders upon which the Credit Parties may rely at any time in the future. Each Credit Party expressly waives any right to assert any claim to such effect at any time.
The effectiveness of this letter is conditioned on each Credit Party and each Lender signing and returning a copy of this letter to Agent.

This letter shall be governed by and construed in accordance with the laws of the State of New York without regard to any conflicts of laws principles.
This letter may be executed in any number of and by different parties hereto on separate counterparts, all of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile or electronic transmission (including email transmission of a PDF image) shall be deemed to be an original signature hereto.
Please countersign this letter below to evidence each Credit Party’s and each Lender’s acceptance, acknowledgment and agreement to the foregoing.
[Signature Pages Follow]
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Very Truly Yours,

LAFAYETTE SQUARE LOAN SERVICING, LLC, as Agent

By:    _/s/Philip Daniele_____________________
Name:    Philip Daniele
Title:    Chief Risk Officer

LAFAYETTE SQUARE USA, INC., as Lender

By:    _/s/Philip Daniele_____________________
Name:    Philip Daniele
Title:    Chief Risk Officer
[Signature Page to Waiver Letter]
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Accepted, acknowledged and agreed to
as of the date first above written:

BORROWER:
DIRECT DIGITAL HOLDINGS, LLC
By:    _/s/Keith Smith_______________________
Name: Keith Smith
Title: President

GUARANTORS:
DIRECT DIGITAL HOLDINGS, INC.
By:    _/s/Keith Smith_______________________
Name: Keith Smith
Title: President
COLOSSUS MEDIA, LLC
By:    _/s/Keith Smith_______________________
Name: Keith Smith
Title: President
HUDDLED MASSES LLC
By:    _/s/Keith Smith_______________________
Name: Keith Smith
Title: President
ORANGE142, LLC
By:    _/s/Keith Smith_______________________
Name: Keith Smith
Title: President

[Signature Page to Waiver Letter]
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